Lender Processing Services Second Quarter 2012 Supplemental Materials

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity (including among others, loan originations and foreclosures) on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; the level of scrutiny being placed on participants in the foreclosure process; risks associated with federal and state enforcement actions, inquiries and examinations currently underway or that may be commenced in the future with respect to our default management operations, and with civil litigation related to these matters; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K, the Company’s subsequent reports on Form 10-Q and other filings with the Securities and Exchange Commission. 2 ONE SOURCE. POWERFUL SOLUTIONS.

3 ONE SOURCE. POWERFUL SOLUTIONS. Use of Non-GAAP Measures U.S. Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including “EBITDA” (GAAP operating income plus depreciation and amortization); “EBITDA, as adjusted” (EBITDA adjusted for the impact of certain non-recurring adjustments, if applicable); “EBIT, as adjusted” or “adjusted operating income” (GAAP operating income adjusted for the impact of certain non-recurring adjustments, if applicable); “adjusted net earnings” (GAAP net earnings adjusted for the impact of certain non-recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions); “adjusted net earnings per diluted share” or “adjusted EPS per diluted share” (adjusted net earnings divided by diluted weighted average shares); and “adjusted free cash flow” (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the attachments to this release.

2Q 2012 Highlights 4 ONE SOURCE. POWERFUL SOLUTIONS.  Revenue increases 7% year over year and 5% sequentially  Technology, Data and Analytics consistent strong performance, up 9% year over year  Origination Services growth driven by strong refinance volume, up 42% year over year  Default Services increases sequentially  Strong increase in adjusted margins and free cash flow  Adj. EBITDA: $146 million, up 28%YOY  Adj. EBITDA margin: 27%, up 464 basis points  Adj. Free Cash Flow: $115 million, up 41%  Continuing cost management contributes to margin expansion  Further strengthened balance sheet  Increased cash to $139 million, up $35 million from prior quarter  Reduced debt by $54 million to $1,078 million including prepaying Term Loan A maturities through 2013; revolving credit unused capacity of $400 million  Company gains greater clarity into cost to resolve legal and regulatory matters related to past practices and increases reserve by $145 million

2Q 2012 GAAP to Non-GAAP Bridge 5 ONE SOURCE. POWERFUL SOLUTIONS. (in millions) GAAP Adjustments (1) Adjusted Revenue 533.2$ -$ 533.2$ EBITDA 1.0 144.5 145.5 EBITDA % 0.2% 0.0% 27.3% Operating income (loss) (22.8) 144.5 121.7 Net earnings (loss) (37.9) 100.6 62.7 Purchase price amort, net (2) - 1.7 1.7 Adjusted net earnings (loss) (37.9)$ 102.4$ 64.5$ WASOS diluted 84.6 84.6 84.6 Earnings (loss) per diluted share (0.45)$ 1.21$ 0.76$ Note: columns may not total due to rounding. (1) (2) Purchase price amortization, net represents the periodic amortization of intangible assets acquired through business acquisitions primarily relating to customer lists, trademarks and non-compete agreements. Includes adjustments to contingency accrual for various ongoing legal and regulatory matters.

6 ONE SOURCE. POWERFUL SOLUTIONS. Condensed Income Statements ($ in millions) 2Q-12 1Q-12 2Q-11 vs PQ vs PY Revenue 533.2$ 506.0$ 499.7$ 5.4% 6.7% EBITDA 145.5 118.5 113.2 22.7% 28.6% EBITDA % 27.3% 23.4% 22.7% 386 bps 464 bps Operating income 121.7 94.3 90.6 29.1% 34.4% Net earnings 62.7 47.1 45.3 33.2% 38.4% Purchase price amort, net 1.7 2.4 2.7 -28.4% -35.2% Adjusted net earnings 64.5$ 49.5$ 48.0$ 30.1% 34.3% Adjusted earnings per diluted share 0.76$ 0.59$ 0.56$ 28.8% 35.7% Note: columns may not total due to rounding. Adjusted Results % Change

Segment Operating Results 7 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) 2Q-12 1Q-12 2Q-11 vs PQ vs PY Revenue: TD&A 186.1$ 178.1$ 170.6$ 4.5% 9.1% Transaction Services 347.4 329.6 330.6 5.4% 5.1% Corporate (0.3) (1.7) (1.5) nm Total 533.2 506.0 499.7 5.4% 6.7% EBITDA: TD&A 75.9 72.6 73.0 4.7% 4.0% Transaction Services 80.7 56.1 58.3 43.7% 38.4% Corporate (11.1) (10.2) (18.1) nm Total 145.5 118.5 113.2 22.7% 28.6% EBITDA Margin: TD&A 40.8% 40.7% 42.8% 8 bps -199 bps Transaction Services 23.2% 17.0% 17.6% 620 bps 559 bps Corporate nm nm nm nm nm Total 27.3% 23.4% 22.7% 386 bps 464 bps Note: columns may not total due to rounding. Adjusted Results % Change

Technology Data & Analytics Segment 8 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) 2Q-12 1Q-12 2Q-11 vs PQ vs PY Revenue: Technology: 168.5$ 161.3$ 152.7$ 4.5% 10.4% Servicing Technology 111.3 108.4 103.7 2.7% 7.3% Default Technology 34.1 31.6 29.2 7.8% 16.6% OriginationTechnology 23.2 21.4 19.8 8.5% 17.1% Data and Analytics 17.6 16.9 17.9 4.4% -1.7% Total 186.1 178.1 170.6 4.5% 9.1% EBITDA 75.9 72.6 73.0 4.7% 4.0% EBITDA Margin 40.8% 40.7% 42.8% 8 bps -199 bps Note: columns may not total due to rounding. Adjusted Results % Change

Transaction Services Segment 9 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) 2Q-12 1Q-12 2Q-11 vs PQ vs PY Revenue: Origination Services 150.7$ 146.8$ 105.9$ 2.7% 42.4% Default Services 196.6 182.9 224.7 7.5% -12.5% Total 347.4 329.6 330.6 5.4% 5.1% EBITDA 80.7 56.1 58.3 43.7% 38.4% EBITDA Margin 23.2% 17.0% 17.6% 620 bps 559 bps Note: columns may not total due to rounding. Adjusted Results % Change

Consolidated Free Cash Flow 10 ONE SOURCE. POWERFUL SOLUTIONS. ($ in millions) 1Q-12 2Q-12 YTD-12 Net Earnings 47.1$ (37.9)$ 9.2$ Less cash impact of adjustments, net of tax 2.4 13.3 15.7 Net earnings, as adjusted 49.5 (24.5) 24.9 Adjustments to reconcile net earnings to net cash provided by operating activities: Depreciation and amortization 24.9 24.0 48.9 Other non-cash items 12.5 (17.0) (4.4) Working capital adjustments: Net change in accounts receivable 12.7 14.2 26.9 Net change in other working capital items (7.2) 144.5 137.3 Net cash provided by operating activities 92.4 141.2 233.6 Capital expenditures (23.7) (26.3) (50.0) Adjusted Net Free Cash Flow 68.7$ 114.9$ 183.6$ Note: columns may not total due to rounding.

Guidance – 3Q 2012 Revenue $500 - $520 million EPS $0.68 - $0.72 11 ONE SOURCE. POWERFUL SOLUTIONS.